UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio		45840
(Address of Principal Executive Offices)		(Zip Code)

(419) 421-2414

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 30, 2019, MPLX LP (the “Partnership”) completed the acquisition of Andeavor Logistics LP (“ANDX”). The Partnership is filing this Current Report on Form 8-K for the purpose of incorporating by reference to the Partnership’s registration statements on Form S-3 and Form S-8 certain historical financial statements and related notes thereto of ANDX and certain pro forma financial statements and related notes thereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1

Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2019 and for the fiscal year ended December 31, 2018 and the three months ended March 31, 2019 and related notes thereto (incorporated by reference to the consent statement/prospectus filed by MPLX with the SEC on June 28, 2019 (SEC File No. 333-231798))

99.2

ANDX’s Consolidated Statements of Operations, Consolidated Statements of Partners’ Equity and Consolidated Statements of Cash Flows for the fiscal years ended December 31, 2018, 2017 and 2016 and Consolidated Balance Sheets as of December 31, 2018 and 2017, including the Notes to the Consolidated Financial Statements and the Report of Independent Registered Accounting Firm (incorporated by reference to ANDX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (SEC File No. 001-35143))

99.3

Item 9A of ANDX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (including the attestation report of Ernst & Young LLP on the effectiveness of ANDX’s internal control over financial reporting as of December 31, 2018, dated February 28, 2019) (incorporated by reference to ANDX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (SEC File No. 001-35143))

99.4

ANDX’s Condensed Statements of Consolidated Operations (Unaudited) for the three and six months ended June 30, 2019 and 2018, Condensed Statements of Consolidated Cash Flows (Unaudited) for the six months ended June 30, 2019 and 2018 and Condensed Consolidated Balance Sheets (Unaudited) as of June 30, 2019 and December 31, 2018, including the Notes to Condensed Consolidated Financial Statements (incorporated by reference to ANDX’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 (SEC File No. 001-35143))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

By: MPLX GP LLC, its General Partner

By:	/s/ Molly R. Benson
Name:	Molly R. Benson
Title:	Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary

Date: September 4, 2019